SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                            OCTOBER 7, 1997
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                           (Date of Report)


                            FI-TEK VI, INC.
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        (Exact Name of Registrant as specified in its charter)



                               DELAWARE
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            (State or other jurisdiction of incorporation)


           33 - 37513 - D                   84-1148204
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     (Commission File Number) (IRS Employer Identification Number)


          12600 WEST COLFAX, SUITE C-500, LAKEWOOD, CO  80215
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      (Address of principal executive offices including zip code)


                            (303)  233-0400
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          (Registrant's telephone number including area code)


                            NOT APPLICABLE
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     (Former name or former address, if changed since last report)



        This report consists of 5 sequentially numbered pages.

ITEM 5.  OTHER EVENTS.
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     On October 10, 1997, Fi-Tek VI, Inc. ("the Company") announced that its wholly owned subsidiary, Psychrometric Systems, Inc. ("PSI"), had agreed to acquire certain assets of Texas Cooling Tower Company, located in Bulverde, Texas. The assets to be acquired include casts/dies, furniture and equipment and other inventory, for which the Company has agreed to pay $70,000. Closing is scheduled to occur on November 1, 1997.

     On October 16, 1997, the Company announced that PSI, in conjunction with two non-affiliated companies, had entered into agreements with the inventor of certain patented state-of-the-art electro-disinfection technology in the non-chemical water treatment industry to market this technology in fiberglass modular cooling towers and industrial cooling towers. This technology is expected to provide cleaner water and provide better control over biological hazards such as legionella and tuberculosis, and improve "sick building syndrome".

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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     (a)  Financial Statements:  None

     (b)  Exhibits:

          (i)  Press Release, dated October 10, 1997

          (ii) Press Release, dated October 16, 1997


                              SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: October 20, 1997             FI-TEK VI, INC.



                              By /s/ GEORGE A. KAST
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                                     George A. Kast
                                     President and Chief Executive Officer



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